UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TESLA, INC.

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C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet Go to www.envisionreports.com/TSLA Or scan the QR code with your smartphone Follow the steps outlined on the secure website Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Tesla, Inc. Annual Meeting of Stockholders to be Held on Tuesday, June 6, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/TSLA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. _ Step 1: Go to www.envisionreports.com/TSLA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 16, 2017 to facilitate timely delivery. 2NOT COY + 02KZHB

Stockholder Meeting Notice Tesla, Inc.’s Annual Meeting of Stockholders will be held on Tuesday, June 6, 2017 at 2:30 p.m. PDT at Computer History Museum, 1401 N. Shoreline Blvd., Mountain View, CA 94043 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2, every 3 YRS for Proposal 3, FOR Proposal 4, and AGAINST Proposal 5. 1. To elect three Class I directors to serve for a term of three years or until their respective successors are duly elected and qualified. Nominees: 01—Elon Musk, 02—Robyn M. Denholm, 03—Stephen T. Jurvetson 2. A non-binding advisory vote on the approval of executive compensation. 3. A non-binding advisory vote on the frequency of executive compensation votes. 4. To ratify the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for the fiscal year ending December 31, 2017. 5. A stockholder proposal regarding declassification of the Board of Directors. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Tesla, Inc.’s 2017 Annual Meeting From San Jose via US-101 North From East Bay via I-880 South 20 Minutes—15 Miles 25 Minutes—20 Miles Take US-101 North toward San Francisco. Take I-880 South toward San Jose. Take Shoreline Blvd exit. Merge onto CA-237 West toward Mountain View. Turn right onto Shoreline Blvd. Merge onto US-101 North toward San Francisco. Cross through intersection. Take Shoreline Blvd exit.
Museum is on your right. Turn right onto Shoreline Blvd. Cross through intersection. From San Francisco via US-101 South Museum is on your right. 40 Minutes—35 Miles From Saratoga via CA-85 North Take US-101 South toward San Jose. Take Shoreline Blvd exit. 15 Minutes—12 Miles Turn left onto Shoreline Blvd. Take CA-85 North towards San Francisco. Cross through intersection. Take Shoreline Blvd exit. Museum is on your right. Turn right onto Shoreline Blvd. Cross through intersection. Museum is on your right. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/TSLA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Tesla, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 16, 2017.